Note Receivables, Net	12 Months Ended
Sep. 30, 2024
Note Receivables, Net [Abstract]
NOTE RECEIVABLES, NET

Note 5 NOTE RECEIVABLES, NET

	As of September 30,
	2024	2023
Loan receivables	953,795	3,803,866
Less: allowance for current expected credit losses	(200,096)	(48,072)
Total	$753,699	$3,755,794

Such note receivable as of September 30, 2024 represented a loan principal and the related interests of $0.95 million. We entered into an unsecured loan agreement with a third party on February 21, 2024 for short term cash management with the principal amount of $1.06 million with term of six months and an annual interest of 6.5%.

$0.38 million and $0.68 million were transferred to the borrower by the Group in February 2024 and March 2024, respectively. In November 2024, an extension agreement was entered by the borrower and the Company under this loan agreement. The new maturity date of the extension agreement is May 20, 2025, being the day falling 6 Months after the initial maturity date of loan agreement.

As of September 30, 2024 and 2023, the allowance for credit losses were $200,096 and $48,072, respectively. The increase of USD152,024 was due to the internal credit rating of the note receivables changed from low risk to medium risk.